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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 15, 2006

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                                0-12365                       58-1475517
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 5.02
Departure of Director
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Effective September 15, 2006, Mr. Don L. Arwine has resigned and retired as a
Director of our Company. A copy of Mr. Arwine's letter is attached under Item
9.01 below. We have not yet filled Mr. Arwine's position on the Board but plan to do so in the near future.

Item 9.01

Financial Statements and Exhibits.
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(c) Exhibits.

Exhibit 99.1 Resignation Letter

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Seibert
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     Ross S. Seibert, Chief Executive Officer

Dated:  September 15, 2006